                                                                    Exhibit 10.3

                            STOCK TRANSFER AGREEMENT

     This Stock Transfer Agreement (the "AGREEMENT"),  dated as of July 31, 2013
(the "EFFECTIVE  DATE"), is entered into by and among Guar Global Ltd., a Nevada corporation  (the  "COMPANY"),  Greenberg  Traurig,  LLP,  as escrow  agent (the
"ESCROW AGENT"),  Michael C. Shores (the "TRANSFEREE") and Joselito  Christopher
G. Imperial (the "TRANSFEROR").

                                    RECITALS

     WHEREAS,  the Transferor is the  registered  holder of Thirty Three Million
Nine Hundred  Thousand  (33,900,000)  shares of the Company's  common stock, par value $0.0001 represented by Certificate No. ER1117;

     WHEREAS,  the Transferor and the Transferee desire to specify the terms and conditions  upon which the  Transferor  is willing to sell,  assign and transfer
10,000,000   shares  of  the  Company's  common  stock  (the  "SHARES")  to  the
Transferee;

     WHEREAS,  the Transferor,  the Company and the Transferee agree to have the
Shares placed into an escrow account for the benefit of the Company based on the
Company achieving  certain business  milestones as set forth on Exhibit A hereto
(each a "MILESTONE" and collectively, the "MILESTONES"); and

     WHEREAS, the Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Agreement.

     NOW, THEREFORE,  in consideration of the mutual promises of the parties and the terms and conditions hereof, the parties hereby agree as follows:

     1. Transfer of Shares; Consideration.  The Transferor hereby sells, assigns and transfers the Shares to the Transferee in consideration for $10,000.00.

     2.  Appointment  of Escrow Agent.  The  Transferor,  the Transferee and the
Company  hereby  appoint  Escrow Agent to act in  accordance  with the terms and conditions  set forth in this  Agreement.  Escrow Agent hereby  agrees to act as escrow agent in this transaction and subject to the terms of this Agreement. The parties  hereby appoint the Escrow Agent as their joint agent for the purpose of holding and disbursing the Shares  pursuant to the terms and provisions  hereof.
The parties agree to waive any actual or potential  conflicts that may arise out of  Escrow  Agent's  duties  hereunder,  and  agree  that  in the  event  of any
controversy  of  dispute   hereunder,   Escrow  Agent  may  continue  its  legal
representation of the Company.  Additionally, in the event of any controversy or litigation  between the Company and the  Transferor or  Transferee,  each of the
Transferor and the Transferee agree to waive any actual or potential  conflicts, and each of the Transferor and the Transferee  agree and acknowledge that Escrow
Agent shall not be  precluded  from its legal  representation  of the Company as against the Transferor, Transferee or any third party.

     3. Establishment of Escrow.  Within five (5) business days of the Effective
Date,  the  Company  shall  cause the  Transfer  Agent to  deliver  certificates evidencing  the  Shares  (as  equitably  adjusted  for any stock  splits,  stock combinations, stock dividends or similar transactions) registered in the name of
Transferee  to the Escrow Agent.  As used in this  Agreement,  "TRANSFER  AGENT"
means Securities  Transfer Corp. or such other entity hereafter  retained by the
Company as its stock  transfer agent as specified in writing from the Company to the Escrow Agent and the Transferee.
     4. Representations of Transferor. The Transferor represents and warrants to the Transferee, the Company and the Escrow Agent as follows:

     a. The Transferor has all individual power and authority to enter into this
Agreement and to carry out his  obligations  hereunder.  This Agreement has been duly  executed  by the  Transferor,  and when  delivered  by the  Transferor  in accordance with the terms hereof,  will constitute the valid and legally binding obligation of the  Transferor,  enforceable  against him in accordance  with its terms,  except as such  enforceability may be limited by applicable  bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting  generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     b. All of the  Shares are  validly  issued,  fully  paid and  nonassessable
shares  of  the  Company,  and  free  and  clear  of  all  pledges,   liens  and
encumbrances.  Subject to achieving the  Milestones  set forth herein,  upon the sale,  assignment  and  transfer  of Shares  to the  Transferee  hereunder,  the
Transferee will receive full right, title and authority to such shares.

     c. Transferor has not sold,  assigned,  conveyed,  transferred,  mortgaged, hypothecated,  pledged  or  encumbered  or  otherwise  permitted  any lien to be incurred with respect to the Shares, or any portion thereof.

     d. Performance of this Agreement and compliance with the provisions  hereof will not violate any provision of any  applicable law and will not conflict with or result in any breach of any of the terms,  conditions  or  provisions  of, or constitute a default under, or result in the creation or imposition of any lien, charge or  encumbrance  upon,  any of the properties or assets of the Transferor pursuant  to the  terms  of any  indenture,  mortgage,  deed of  trust  or other agreement or instrument  binding upon the Transferor,  other than such breaches, defaults  or liens  which would not have a material  adverse  effect  taken as a whole.

     5. Representations of Transferee. The Transferee represents and warrants to the Transferor, the Company and Escrow Agent as follows:

     a. The Transferee has all individual power and authority to enter into this
Agreement and to carry out his  obligations  hereunder.  This Agreement has been duly  executed  by the  Transferee,  and when  delivered  by the  Transferee  in accordance with the terms hereof,  will constitute the valid and legally binding obligation of the  Transferee,  enforceable  against him in accordance  with its terms,  except as such  enforceability may be limited by applicable  bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting  generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     b. Performance of this Agreement and compliance with the provisions  hereof will not violate any provision of any  applicable law and will not conflict with or result in any breach of any of the terms,  conditions  or  provisions  of, or constitute a default under, or result in the creation or imposition of any lien, charge or  encumbrance  upon,  any of the properties or assets of the Transferee pursuant  to the  terms  of any  indenture,  mortgage,  deed of  trust  or other agreement or instrument  binding upon the Transferee,  other than such breaches, defaults  or liens  which would not have a material  adverse  effect  taken as a whole.

     c. Transfer of the Shares has not been  registered  or qualified  under any federal or applicable  state law regulating  securities and therefore the Shares cannot and will not be sold unless they are subsequently registered or qualified under any such law or an exemption therefrom is available.

     d. Transferee  acknowledges that the Transferee has not relied and will not rely upon the  Transferor  with respect to any tax  consequences  related to the ownership,  purchase,  or disposition of the Shares. The Transferee assumes full responsibility  for all such  consequences and for the preparation and filing of all tax returns and elections which may or must be filed in connection with such
Shares.

     6. Disbursement of Shares.

     a. Upon  achievement of any Milestone on or before the date associated with such Milestone on Exhibit A, the Company shall promptly  provide  written notice to the Escrow Agent and the Transferee of such  achievement  (each a "COMPLETION
NOTICE").  Upon the  passage  of any  Milestone  date set forth on Exhibit A for which the Company has not achieved the associated  Milestone,  the Company shall promptly  provide  written notice to the Escrow Agent and the Transferee of such failure to achieve the milestone (each a  "NONCOMPLETION  NOTICE").  In carrying out its duties  under this  Agreement,  the Escrow  Agent need only rely on such written  notices  received  from the Company  and will  disregard  any  contrary instructions.

     b.  The  Transferee  agrees  that  if  the  Escrow  Agent  has  received  a
Noncompletion  Notice  with  respect  to a  Milestone,  the Escrow  Agent  shall instruct  the  Transfer  Agent to  transfer  to the  Company  for no  additional consideration,  the  portion  of the  Shares  allocated  to such  Milestone,  as indicated on Exhibit A, (as adjusted for any stock splits,  stock  combinations, stock dividends or similar transactions).  The Transferee shall promptly provide any written  instruction  (with a copy to the  Company)  requested by the Escrow
Agent in  connection  with  such  transfer,  provided  that the  failure  of the
Transferee to provide such written  instructions  shall not affect the authority of the Escrow Agent to make such transfer.

     c. Upon receipt of a Completion  Notice,  the Transferee shall  immediately provide written  instruction (with a copy to the Company) to the Escrow Agent to release the Shares  associated  with the Milestone  described in the  Completion
Notice to the  Transferee  within  seven (7)  business  days of  receipt of such instruction.

     d. If Transferee's employment by the Company is terminated, with or without cause,  within  thirty six (36) months of the  Effective  Date,  then no further
Shares will be released to the Transferee after such  termination  date, even if
Shares were due to be released to the Transferee in accordance with the terms of this  Agreement  prior  to such  termination  date.  Upon  such  termination  of employment,  the Company shall provide prompt written notice to the Escrow Agent to  transfer  any  such  remaining  Shares  to the  Company  for  no  additional consideration.  Upon receipt of such notice, the Escrow Agent shall instruct the
Transfer  Agent to transfer to the Company any such  remaining  Shares,  and the
Company and the Escrow Agent shall have no further obligations to the Transferee with respect to the Shares.

     7.  Duration.  This  Agreement  shall  terminate  on the  sooner of (i) the distribution  of all the  Shares,  or (ii)  thirty  seven (37)  months  from the
Effective Date.

     8. Stock Power. Upon the Effective Date, the Transferee shall have executed and  delivered  to the Escrow Agent a blank stock  power,  in the form  attached hereto as Exhibit B.  Transferee  also  covenants and agrees to execute all such other  instruments of transfer as are required by the Transfer Agent to evidence and consummate the transfer of the Shares from the Transferee to the Company, to the extent not done so in  accordance  with Section 6. Until such time as (if at all) the Shares are required to be delivered in accordance  with this Agreement, any  dividends  payable  in  respect  of the  Shares  shall be  retained  by the
Transferee.

     9. Interpleader and Other  Resolutions of Controversies  Among the Parties.
Should any  controversy  arise  among the parties  hereto  with  respect to this
Agreement or with respect to the right to receive any Shares, Escrow Agent shall have the right to consult and hire counsel  and/or to  institute an  appropriate interpleader action to determine the rights of the parties. Escrow Agent is also hereby authorized to institute an appropriate  interpleader  action upon receipt of a written letter of direction executed by the parties so directing the Escrow
Agent.  If Escrow  Agent is directed to institute  an  appropriate  interpleader action,  it shall  institute  such  action  not prior to thirty  (30) days after receipt  of such  letter of  direction  and not later than sixty (60) days after such date. Any interpleader  action instituted in accordance with this Section 9 shall  be  filed  in  any  court  of  competent  jurisdiction  in the  State  of
California,  and the Shares in dispute shall be deposited  with the court and in such event by the Escrow Agent.  Should any controversy  arise among the parties hereto or any third  person with  respect to this  Agreement,  Escrow  Agent may also, at its discretion, hold all funds, documents and instruments, and may wait for settlement of any such controversy by final appropriate legal proceedings or other means as, in the Escrow  Agent's  sole  discretion,  it deems  reasonable.
Escrow  Agent may await  settlement  of any  controversy  by  appropriate  legal proceeding or otherwise,  notwithstanding any provision of this Escrow Agreement or related  agreements to the contrary.  In the event of a  controversy,  Escrow
Agent  shall not be liable for  interest  on any money held in escrow or damages for nondelivery thereunder.

     10. Exculpation and Indemnification of Escrow Agent.

     a.  Escrow  Agent is not a party to,  and is not bound by or  charged  with notice of any  agreement  out of which this escrow may arise.  Escrow Agent acts under this  Agreement as a depositary  only and is not  responsible or liable in any manner whatsoever for the sufficiency,  correctness, genuineness or validity of the subject  matter of the escrow,  or any part  thereof,  or for the form or execution of any notice given by any other party hereunder,  or for the identity or authority of any person executing any such notice.  Escrow Agent will have no duties or responsibilities  other than those expressly set forth herein.  Escrow
Agent will be under no  liability to anyone by reason of any failure on the part of any party hereto  (other than Escrow  Agent) or any maker,  endorser or other signatory  of any  document to perform  such  person's  or entity's  obligations hereunder or under any such document. Except for this Agreement and instructions to Escrow Agent pursuant to the terms of this  Agreement,  Escrow Agent will not be  obligated  to  recognize  any  agreement  between or among any or all of the persons or entities referred to herein,  notwithstanding  its knowledge thereof.
Escrow Agent is not charged  with any  obligation  to conduct any  investigation into the  Milestones or make any other  investigation  related  thereto.  In the event of any actual or alleged mistake or fraud of the Company,  its auditors or any other person in connection  with delivery or failure to deliver a Completion
Notice or  Noncompletion  Notice,  Escrow Agent shall not have any obligation or liability to any party hereunder.

     b. Escrow  Agent will not be liable for any action  taken or omitted by it, or any action suffered by it to be taken or omitted,  absent gross negligence or willful misconduct. Escrow Agent may rely conclusively on, and will be protected in acting upon, any order, notice, demand,  certificate, or opinion or advice of counsel  (including  counsel  chosen by Escrow  Agent),  statement,  instrument, report or other  paper or  document  (not only as to its due  execution  and the validity  and  effectiveness  of its  provisions,  but also as to the  truth and acceptability of any information therein contained) which is reasonably believed by Escrow Agent to be genuine and to be signed or presented by the proper person or persons.  The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement and no other or further duties or responsibilities shall be implied,  including, but not limited to, any obligation  under or imposed by any laws of the State of California upon fiduciaries.  THE ESCROW AGENT SHALL NOT BE LIABLE, DIRECTLY OR INDIRECTLY,  FOR
ANY (I)  DAMAGES,  LOSSES  OR  EXPENSES  ARISING  OUT OF THE  SERVICES  PROVIDED
HEREUNDER,  OTHER THAN  DAMAGES,  LOSSES OR  EXPENSES  WHICH  HAVE BEEN  FINALLY
ADJUDICATED TO HAVE DIRECTLY  RESULTED FROM THE ESCROW AGENT'S GROSS  NEGLIGENCE

OR WILLFUL  MISCONDUCT,  OR (II) SPECIAL,  INDIRECT OR CONSEQUENTIAL  DAMAGES OR
LOSSES OF ANY KIND WHATSOEVER  (INCLUDING,  WITHOUT  LIMITATION,  LOST PROFITS),
EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE  POSSIBILITY  OF SUCH LOSSES OR
DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

     c. The Company  and the  Transferee  each  hereby,  jointly and  severally, indemnify and hold harmless  each of Escrow  Agent,  and any of its  principals, partners,  agents,  employees  and  affiliates  from and against  any  expenses, including  reasonable  attorneys'  fees and  disbursements,  damages  or  losses suffered by Escrow Agent in connection  with any claim or demand,  which, in any way,  directly or indirectly,  arises out of or relates to this Agreement or the services of Escrow Agent  hereunder;  except,  that if Escrow Agent is guilty of willful  misconduct or gross negligence under this Agreement,  then Escrow Agent will  bear all  losses,  damages  and  expenses  arising  as a result of its own willful  misconduct or gross  negligence.  Promptly  after the receipt by Escrow
Agent of notice of any such demand or claim or the  commencement  of any action, suit or  proceeding  relating to such demand or claim,  Escrow Agent will notify the  other  parties  hereto  in  writing.  For the  purposes  hereof,  the terms
"expense"  and "loss" will  include  all amounts  paid or payable to satisfy any such claim or demand, or in settlement of any such claim,  demand,  action, suit or proceeding  settled with the express  written  consent of the parties hereto, and all costs and expenses, including, but not limited to, reasonable attorneys'
fees and  disbursements,  paid or incurred in investigating or defending against any such claim,  demand,  action,  suit or  proceeding.  The  provisions of this
Section 10 shall survive the termination of this Agreement,  and the resignation or removal of the Escrow Agent.

     11.  Resignation of Escrow Agent.  At any time, upon ten (10) days' written notice to the Company, Escrow Agent may resign and be discharged from its duties as Escrow Agent hereunder. As soon as practicable after its resignation,  Escrow
Agent will promptly turn over to a successor escrow agent designated by both the
Company and the  Transferee,  the Shares held hereunder upon  presentation  of a document  appointing the new escrow agent and evidencing its acceptance thereof.
If,  by the end of the ten (10) day  period  following  the  giving of notice of resignation  by Escrow Agent,  the Company and  Transferee  shall have failed to appoint a successor  escrow agent,  Escrow Agent may  interplead the Shares into the  registry  of any  court  having  jurisdiction.  Upon  the  transfer  of and accounting  for the Shares as set forth in this  Section  11,  the Escrow  Agent shall be fully  relieved of all  liability  under this  Agreement to any and all parties.

     12. Voting Rights.

     a. The  Transferee  hereby  appoints the Transferor and any designee of the
Transferor,  and each of them individually,  its proxies and  attorneys-in-fact, with full power of substitution and  re-substitution,  to vote or act by written consent  during the term of this  Agreement with respect to any Shares that have not been  released  to the  Transferee  under the terms of this  Agreement  (the
"UNVESTED  SHARES").  This  proxy and power of  attorney  is given to secure the performance of the duties of Transferee  under this Agreement.  Transferee shall take such further  action or execute such other  instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by Transferee shall be irrevocable  during the term of this Agreement,  shall be deemed  to be  coupled  with  an  interest  sufficient  in  law  to  support  an irrevocable  proxy  and  shall  revoke  any and all  prior  proxies  granted  by
Transferee with respect to the Unvested Shares. The power of attorney granted by
Transferee  herein  is a  durable  power  of  attorney  and  shall  survive  the dissolution,  bankruptcy, death or incapacity of Transferee. The proxy and power of attorney  granted  hereunder  shall  terminate  upon the  termination of this
Agreement.

     b. Except as set forth herein,  the  Transferee  agrees that the Transferee will not, and will not permit any entity under Transferee's  control to, deposit any of the Unvested Shares in a voting trust,  grant any proxies with respect to the  Unvested  Shares or subject any of the Unvested  Shares to any  arrangement with respect to the voting of the Unvested Shares other than agreements  entered into with the Company.

     c. The  Transferee  agrees  that  during  the term of this  Agreement,  the
Transferee will not, directly or indirectly,  transfer,  sell, offer,  exchange, assign,  pledge or  otherwise  dispose of or  encumber  ("TRANSFER")  any of the
Unvested  Shares or enter  into any  contract,  option or other  agreement  with respect  to, or consent  to, a Transfer  of, any of the  Unvested  Shares or the
Transferee's voting or economic interest therein.  Any attempted Transfer of the
Unvested Shares or any interest  therein in violation of this Agreement shall be null and void.

     13.  Notice.  All  notices,  communications  and  instructions  required or desired to be given under this  Agreement must be in writing and shall be deemed to be duly given if sent by fax,  registered or certified  mail,  return receipt requested, or overnight courier, to the addresses listed below:

If to the Company:

     Guar Global Ltd.
     407 E. Louisiana Street
     McKinney, Texas 75069
     Attention: Chief Executive Officer
     Telephone:  (702) 990-8402

     with a copy to:

     Greenberg Traurig, LLP
     Attention: Mark C. Lee, Esq.
     1201 K Street, Suite 1100
     Sacramento, California 95814
     Telephone:  (916) 442-1111
     Facsimile:  (916) 448-1709

If to the Escrow Agent:

     Greenberg Traurig, LLP
     Attention: Mark C. Lee, Esq.
     1201 K Street, Suite 1100
     Sacramento, California 95814
     Telephone:  (916) 442-1111
     Facsimile:  (916) 448-1709

If to the Transferor:

     Joselito Christopher G. Imperial
     c/o Ere Management Inc.
     8275 Southern Eastern Avenue, Suite 200
     Las Vegas, NV 89123

If to the Transferee:

     Michael C. Shores
     407 E. Louisiana Street
     McKinney, TX 75069

If to the Transfer Agent:

     Securities Transfer Corp.
     6860 N Dallas Parkway, Suite 200
     Plano, TX 75024
     P: (469) 633-0101 ext 113
     F: (469) 633-0088
     Attn: Jason Freeman

     14.  Execution  in   Counterparts.   This  Agreement  may  be  executed  in
counterparts,  each of  which  shall be  deemed  an  original,  but all of which together shall constitute one and the same instrument.

     15.  Assignment  and  Modification.  This  Agreement  and  the  rights  and obligations  hereunder of any of the parties hereto may not be assigned  without the prior written consent of the other parties hereto. Subject to the foregoing, this  Agreement  will be  binding  upon and inure to the  benefit of each of the parties hereto and their respective  successors and permitted assigns.  No other person will acquire or have any rights under,  or by virtue of, this  Agreement.
No  portion of the Shares  shall be  subject to  interference  or control by any creditor  of any party  hereto,  or be subject to being  taken or reached by any legal or equitable process in satisfaction of any debt or other liability of any such party  hereto  prior to the  disbursement  thereof to such party  hereto in accordance with the provisions of this Agreement.  This Agreement may be amended or modified only in writing signed by all of the parties hereto.

     16.  Applicable  Law. This Agreement  shall be governed by and construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of laws thereof.

     17. Headings.  The headings contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

     18. Attorneys' Fees. If any action at law or in equity, including an action for  declaratory  relief,  is brought to enforce or interpret the  provisions of this  Agreement,  the prevailing  party shall be entitled to recover  reasonable attorneys'  fees from the other  party  (unless  such other  party is the Escrow
Agent), which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose,  and which fees shall be in addition to any other relief that may be awarded.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date set forth opposite their respective names.

                                         COMPANY:

                                         GUAR GLOBAL LTD.

                                         By: /s/ Michael C. Shores
                                             -----------------------------------
                                         Name:  Michael C. Shores
                                         Title: Chief Executive Officer

                                         ESCROW AGENT:

                                         GREENBERG TRAURIG, LLP

                                         By: /s/ Greenberg Traurig, LLP
                                             -----------------------------------
                                         Greenberg Traurig, LLP
                                         Its: Escrow Agent

                                         TRANSFEROR:

                                          /s/ Joselito Christopher G. Imperial
                                          --------------------------------------
                                          Joselito Christopher G. Imperial

                                         TRANSFEREE:

                                          /s/ Michael C. Shores
                                          --------------------------------------
                                          Michael C. Shores

          [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK. SIGNATURE
                 PAGE FOR OTHER PARTIES FOLLOWS IF APPLICABLE.]

                                    EXHIBIT A

                             Schedule of Milestones

          Milestone:                                  Date:             Shares to be Released:
          ----------                                  -----             ----------------------

Plant 50HA of guar gum seed; complete             6 months after           2,000,000 shares
Company website; file current report on           Effective Date
Form Super 8-K

Plant and harvest over 100HA of guar gum          12 months after          2,000,000 shares
seed (not including initial 50HA); establish      Effective Date
relevant research and development in the U.S.
or grow over 10HA guar gum in the U.S.

Plant and harvest over 250HA of guar gum seed     18 months after          2,000,000 shares
(not including that grown to date)                Effective Date

Plant and harvest over 500HA of guar gum seed     24 months after          2,000,000 shares
(not including that grown to date)                Effective Date

Achieve positive free cash flow                   30 months after          2,000,000 shares
                                                  Effective Date

                                    EXHIBIT B

                               Form of Stock Power

FOR VALUE RECEIVED,  the undersigned,  hereby sells,  assigns and transfers unto
Guar Global Ltd., a Nevada corporation (the "Company"),  [_____] ([____]) shares of Common Stock of the Company, represented by Stock Certificate No. [____], and does hereby  irrevocably  constitute  and appoint  Securities  Transfer Corp. to transfer said stock on the books of the Company with full power of  substitution in the premises:

Dated: ________, 2013

                                            ------------------------------------
                                            Michael C. Shores

NOTARY

On ____________ 2013 before me, ___________________________,  a notary public in and for ___________,  ______________, [insert jurisdiction], personally appeared
Michael C. Shores,  proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged to me that  he  executed  the  same  in his  authorized  capacities,  and  that by his signature on the instrument the person executed the instrument.

WITNESS my hand and official seal.

Signature ___________________________

(This area for official notarial seal)

                                       10